                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000


Available Amount to Note Holders:                                                                      4,375,179.50

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                               -
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                              -
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances                                                          591,647.41
             (b) Servicer Fees from current and prior Collection Period                                   29,664.57
             (c) Servicing Charges inadvertantly deposited in Collection Account                                -
(iv)         Current and unpaid Back-up Servicing Fees                                                     1,186.58
(v)          Premium Amount due on Payment Date and unpaid Premium Amounts                                 7,462.58
             Adjustment to prior month premium amount                                                           -
(vi)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     291.67
(vii)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      -
(viii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                            -
             Adjustment to prior month Class A-1 Note Interest                                                  -
             Class A-2 Note Interest                                                                            -
             Class A-3 Note Interest                                                                     136,138.75
             Class A-4 Note Interest                                                                     202,342.75
(ix)         Class B-1 Note Interest                                                                       7,978.24
(x)          Letter of Credit Bank Fee and unpaid amounts                                                    637.33
(xi)         Class B-2 Note Interest                                                                       7,474.17
(xii)        Class A-1 through A-4 Principal Distribution Amount:
             Class A-1 Principal Distribution Amount                                                            -
             Class A-2 Principal Distribution Amount                                                            -
             Class A-3 Principal Distribution Amount                                                   3,119,635.03
             Class A-4 Principal Distribution Amount                                                            -
(xiii)       Note Insuer Reimbursement Amount                                                                   -
(xiv)        Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                67,818.15
(xv)         Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                67,818.15
(xvi)        Letter of Credit Reimbursement Amount                                                              -
(xvii)       Class B-3 Note Interest                                                                       8,111.50
(xviii)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                67,818.15
(xix)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      -
(xx)         Letter of Credit Additional Reimbursement Amount                                                   -
(xxi)        Other Amounts Due Servicer under Servicing Agreement                                               -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2000

(xxii)       Remaining Amount to Residual Holder                                                                -
             Additional Principal Distribution Amount to Noteholders
             Class A-1 additional Principal Distribution Amount                                                 -
             Class A-2 additional Principal Distribution Amount                                                 -
             Class A-3 additional Principal Distribution Amount                                           55,532.75
             Class A-4 additional Principal Distribution Amount                                                 -
             Class B-1 additional Principal Distribution Amount                                            1,207.23
             Class B-2 additional Principal Distribution Amount                                            1,207.23
             Class B-3 additional Principal Distribution Amount                                            1,207.23

             Reviewed By:



             -------------------------------------------------------------------------------
             SANDY B. HO
             EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 2000

                      Initial         Beginning         Base         Additional      Total           Ending         Ending
                     Principal        Principal       Principal       Principal    Principal        Principal     Certificate
    Class             Balance          Balance       Distribution   Distribution  Distribution       Balance        Factor
--------------    --------------    -------------    ------------   ------------  ------------    -------------   -----------
 Class A-1         32,998,000.00              -               -            -               -                -      0.0000000
 Class A-2         85,479,000.00              -               -            -               -                -      0.0000000
 Class A-3         51,527,000.00    25,727,007.56    3,119,635.03    55,532.75    3,175,167.77    22,551,839.79    0.4376703
 Class A-4         38,238,000.00    38,238,000.00             -            -               -      38,238,000.00    1.0000000
                  --------------    -------------    ------------    ---------    ------------    -------------    ---------
 Total Class A    208,242,000.00    63,965,007.56    3,119,635.03    55,532.75    3,175,167.77    60,789,839.79    0.2919192
 Class B-1          4,527,000.00     1,390,543.65       67,818.15     1,207.23       69,025.39     1,321,518.26    0.2919192
 Class B-2          4,527,000.00     1,390,543.65       67,818.15     1,207.23       69,025.39     1,321,518.26    0.2919192
 Class B-3          4,527,000.00     1,390,543.65       67,818.15     1,207.23       69,025.39     1,321,518.26    0.2919192
                  --------------    -------------    ------------    ---------    ------------    -------------    ---------
 Total            221,823,000.00    68,136,638.49    3,323,089.48    59,154.45    3,382,243.93    64,754,394.56

ADCPB at end of Collection Period                                                                 67,804,063.58
                                                                                                  -------------
Excess of ending ADCPB over ending note balance                                                    3,049,669.02
Floor                                                                                              4,527,025.86
                                                                                                  -------------
Difference                                                                                        (1,477,356.84)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of July 31, 2000                                            2,184,603.57
     Investment earnings on amounts in Collection Account                                           9,310.15
     Payments due Collection Account from last 3 business days of Collection Period               564,877.30
     Additional contribution for terminated trade-ups and rebooked leases                               --
     Servicer Advance on current Determination Date                                             1,616,388.48
                                                                                                ------------
     Available Funds on Payment Date                                                            4,375,179.50
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       4,375,179.50
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       4,375,179.50
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           591,647.41
     Unreimbursed Servicer Advances paid                                                          591,647.41
                                                                                                ------------
     Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,783,532.09
SERVICER FEES
     Servicer Fees due                                                                             29,664.57
     Servicer Fees paid                                                                            29,664.57
                                                                                                ------------
     Servicer Fees remaining unpaid                                                                     --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,753,867.52
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,753,867.52
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                      1,186.58
     Back-up Servicer Fees paid                                                                     1,186.58
                                                                                                ------------
     Back-up Servicer Fees remaining unpaid                                                             --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,752,680.94
PREMIUM AMOUNT
     Premium Amount due                                                                             7,462.58
     Premium Amount paid                                                                            7,462.58
                                                                                                ------------
     Premium Amount remaining unpaid                                                                    --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,745,218.35
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        291.67
     Indenture Trustee Fee paid                                                                       291.67
                                                                                                ------------
     Indenture Trustee Fee remaining unpaid                                                             --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,744,926.68

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                            75,000.00
                                                                                                ------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                                ------------
     Indenture Trustee Expenses unpaid                                                                  --

REMAINING AVAILABLE FUNDS                                                                       3,744,926.68
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                      136,138.75
     Class A-4 Note Interest                                                                      202,342.75
                                                                                                ------------
     Total Class A Interest due                                                                   338,481.50
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,406,445.18
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                    7,978.24
     Class B-1 Note Interest paid                                                                   7,978.24
                                                                                                ------------
     Class B-1 Note Interest remaining unpaid                                                           --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,398,466.94
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                                    637.33
     Letter of Credit Bank Fee paid                                                                   637.33
                                                                                                ------------
     Letter of Credit Bank Fee remaining unpaid                                                         --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,397,829.61
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                    7,474.17
     Class B-2 Note Interest paid                                                                   7,474.17
                                                                                                ------------
     Class B-2 Note Interest remaining unpaid                                                           --
                                                                                                ------------
REMAINING AVAILABLE FUNDS                                                                       3,390,355.43
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                             3,119,635.03
     Class A Note Principal Balance as of preceding Payment Date                               63,965,007.56
                                                                                                ------------
     Class A Base Principal Distribution Amount paid                                            3,119,635.03
                                                                                                ------------
     Class A Base Principal Distribution Amount remaining unpaid                                        --

     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                                ------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                --
                                                                                                ------------
     Remaining Class A Base Principal Distribution Amount                                       3,119,635.03
                                                                                                ------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                               -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                --

     Remaining Class A Base Principal Distribution Amount                                       3,119,635.03
                                                                                               -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                             25,727,007.56
     Class A-3 Base Principal Distribution Amount paid                                          3,119,635.03
                                                                                               -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                       22,607,372.53

     Remaining Class A Base Principal Distribution Amount                                               --
                                                                                               -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                             38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                                  --
                                                                                               -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                       38,238,000.00

REMAINING AVAILABLE FUNDS                                                                         270,720.41

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                               --
     Note Insuer Reimbursement Amount paid                                                              --
                                                                                               -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                  --
REMAINING AVAILABLE FUNDS                                                                         270,720.41

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                              1,390,543.65
     Class B-1 Base Principal Distribution due                                                     67,818.15
     Class B-1 Base Principal Distribution paid                                                    67,818.15
                                                                                               -------------
     Class B-1 Base Principal Distribution remaining unpaid                                             --
     Class B-1 Note Principal Balance after distribution on Payment Date                        1,322,725.49

REMAINING AVAILABLE FUNDS                                                                         202,902.26

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              1,390,543.65
     Class B-2 Base Principal Distribution due                                                     67,818.15
     Class B-2 Base Principal Distribution paid                                                    67,818.15
                                                                                               -------------
     Class B-2 Base Principal Distribution remaining unpaid                                             --
     Class B-2 Note Principal Balance after distribution on Payment Date                        1,322,725.49

REMAINING AVAILABLE FUNDS                                                                         135,084.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                          --
     Letter of Credit Reimbursement Amount paid                                                         --
                                                                                               -------------
     Letter of Credit Reimbursement Amount remaining unpaid                                             --
REMAINING AVAILABLE FUNDS                                                                         135,084.10
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                    8,111.50
     Class B-3 Note Interest paid                                                                   8,111.50
                                                                                               -------------
     Class B-3 Note Interest remaining unpaid                                                           --
                                                                                               -------------
REMAINING AVAILABLE FUNDS                                                                         126,972.60

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                              1,390,543.65
     Class B-3 Base Principal Distribution due                                                     67,818.15
     Class B-3 Base Principal Distribution paid                                                    67,818.15
                                                                                               -------------
     Class B-3 Base Principal Distribution remaining unpaid                                             --
     Class B-3 Note Principal Balance after distribution on Payment Date                        1,322,725.49

REMAINING AVAILABLE FUNDS                                                                          59,154.45
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                               -------------
     Remaining Indenture Trustee Expenses unpaid                                                        --
REMAINING AVAILABLE FUNDS                                                                          59,154.45

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                               --
     Additional Letter of Credit Reimbursement Amount paid                                              --
                                                                                               -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                  --
REMAINING AVAILABLE FUNDS                                                                          59,154.45

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                           --
     Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                               -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
REMAINING AVAILABLE FUNDS                                                                          59,154.45

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                          1,536,511.28

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                          59,154.45

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                     59,154.45
     Adjusted Principal Distribution Sharing Ratio                                                    93.878%
                                                                                                      -------
     Additional Principal Distribution to Class A                                                  55,532.75

     Class A Note Principal Balance after payment above                                        60,845,372.53
                                                                                               -------------
     Class A additional Principal Distribution Amount paid                                         55,532.75
                                                                                               -------------
     Excess cash after payment of additional Class A Principal Distribution                             --

     Class A-1 Note Principal Balance after payment above                                               --
     Class A-1 additional Principal Distribution Amount paid                                            --
                                                                                               -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                --
                                                                                               -------------

     Remaining Class A additional Principal Distribution Amount                                    55,532.75
                                                                                               -------------

     Class A-2 Note Principal Balance after payment above                                               --
     Class A-2 additional Principal Distribution Amount paid                                            --
                                                                                               -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                --

     Remaining Class A additional Principal Distribution Amount                                    55,532.75
                                                                                               -------------

     Class A-3 Note Principal Balance after payment above                                      22,607,372.53
     Class A-3 additional Principal Distribution Amount paid                                       55,532.75
                                                                                               -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                       22,551,839.79

     Remaining Class A additional Principal Distribution Amount                                         --
                                                                                               -------------

     Class A-4 Note Principal Balance after payment above                                      38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                            --
                                                                                               -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                       38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                     59,154.45
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                       ------
     Additional Principal Distribution to Class B-1                                                 1,207.23

     Class B-1 Note Principal Balance after payment above                                       1,322,725.49
     Class B-1 additional Principal Distribution paid                                               1,207.23
                                                                                               -------------
     Class B-1 Note Principal Balance after distribution on Payment Date                        1,321,518.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2000


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                     59,154.45
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                       ------
     Additional Principal Distribution to Class B-2                                                 1,207.23

     Class B-2 Note Principal Balance after payment above                                       1,322,725.49
     Class B-2 additional Principal Distribution paid                                               1,207.23
                                                                                               -------------
     Class B-2 Note Principal Balance after distribution on Payment Date                        1,321,518.26

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                     59,154.45
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                       ------
     Additional Principal Distribution to Class B-3                                                 1,207.23

     Class B-3 Note Principal Balance after payment above                                       1,322,725.49
     Class B-3 additional Principal Distribution paid                                               1,207.23
                                                                                               -------------
     Class B-3 Note Principal Balance after distribution on Payment Date                        1,321,518.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                                 71,194,971.22
      ADCPB, end of Collection Period                                                                       67,804,063.58
                                                                                                            -------------
      Base Principal Amount                                                                                  3,390,907.64

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                                        1,758,642.59
      Servicing Advances collected during the current Collection Period                                      1,166,995.18
                                                                                                            -------------
      Unreimbursed Servicing Advances as of current Determination Date                                         591,647.41

CALCULATION OF INTEREST DUE

                             Beginning                                  Current                                  Total
                             Principal               Interest           Interest              Overdue           Interest
        Class                 Balance                  Rate                Due                Interest            Due
      ---------            -------------             --------           ----------            --------         ----------
      Class A-1                      -                5.7325%                  -                   -                  -
      Class A-2                      -                6.3500%                  -                   -                  -
      Class A-3            25,727,007.56              6.3500%           136,138.75                 -           136,138.75
      Class A-4            38,238,000.00              6.3500%           202,342.75                 -           202,342.75
      Class B-1             1,390,543.65              6.8850%             7,978.24                 -             7,978.24
      Class B-2             1,390,543.65              6.4500%             7,474.17                 -             7,474.17
      Class B-3             1,390,543.65              7.0000%             8,111.50                 -             8,111.50
                           -------------                                ----------                             ----------
                           68,136,638.49              6.3762%           362,045.42                 -           362,045.42

CALCULATION OF PRINCIPAL DUE

                               Base                 Base                                      Total
                             Principal            Principal             Overdue             Principal
        Class               Amount Pct.             Amount             Principal               Due
      ---------            -------------        ------------           ----------         ------------
      Class A                       92.0%       3,119,635.03                   -          3,119,635.03
      Class B-1                      2.0%          67,818.15                   -             67,818.15
      Class B-2                      2.0%          67,818.15                   -             67,818.15
      Class B-3                      2.0%          67,818.15                   -             67,818.15
                                                ------------            ----------        ------------
                                                3,323,089.48                   -          3,323,089.48

CALCULATION OF SERVICER FEE


      ADCPB as of the prior Calculation Date                                                                 71,194,971.22
      Servicer Fee Rate                                                                                             0.500%
      One-twelfth                                                                                                     1/12
                                                                                                                     -----
      Servicer Fee due current period                                                                            29,664.57
      Prior Servicer Fee arrearage                                                                                     -
                                                                                                             -------------
      Servicer Fee due                                                                                           29,664.57

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2000


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                           71,194,971.22
      Back-up Servicer Fee Rate                                                                               0.020%
      One-twelfth                                                                                               1/12
                                                                                                               -----
      Back-up Servicer Fee due Current Period                                                               1,186.58
      less overpayment from prior period                                                                         -
      Prior Back-up Servicer Fee Arrearage                                                                       -
                                                                                                       -------------
      Back-up Servicer Fee due                                                                              1,186.58

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period                       63,965,007.56
      Premium Rate                                                                                            0.140%
      One-twelfth                                                                                               1/12
                                                                                                               -----
      Premium Amount due Current Period                                                                     7,462.58
      Prior Premium Amount arrearage                                                                             -
                                                                                                       -------------
      Total Premium Amount due                                                                              7,462.58

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                                291.67
      Prior Indenture Trustee Fee arrearage                                                                      -
                                                                                                       -------------
      Total Indenture Trustee Fee due                                                                         291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)                   1,390,543.65
      Letter of Credit Bank Fee Rate                                                                           0.55%
      One-twelfth                                                                                               1/12
                                                                                                               -----
      Letter of Credit Bank Fee due Current Period                                                            637.33
      Letter of Credit Bank Fee arrearage                                                                        -
                                                                                                       -------------
      Total Letter of Credit Bank Fee arrearage due                                                           637.33

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                                   -
      Prior Letter of Credit Reimbursement Amount arrearage                                                      -
                                                                                                       -------------
      Total Letter of Credit Reimbursement Amount due                                                            -

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                             -
      Prior Indenture Trustee Expenses arrearage                                                                 -
                                                                                                       -------------
      Total Indenture Trustee Expenses due                                                                       -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2000

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                                        -
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                            -
                                                                                                         -------------
      Total Additional Letter of Credit Reimbursement Amount due                                                 -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                                      -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                     -
                                                                                                         -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                                 -

FLOOR CALCULATION
      Initial ADCPB                                                                                     226,351,292.85
      Floor percent                                                                                              2.00%
                                                                                                                 -----
      Floor                                                                                               4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                                         67,804,063.58

      Aggregate Note Balances prior to any payment on current Payment Date                               68,136,638.49
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                             3,119,635.03
      Class B-1                                                                                              67,818.15
      Class B-2                                                                                              67,818.15
      Class B-3                                                                                              67,818.15
                                                                                                         -------------
      Total Base Principal Amount distributions on current payment date                                   3,323,089.48
                                                                                                         -------------
      Aggregate Note Balance after payment of Base Principal Amount                                      64,813,549.01
                                                                                                         -------------
      Excess of ADCPB over Ending Note Balances                                                           2,990,514.57

      Difference between excess and floor                                                                 1,536,511.28

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2000

RESTRICTING EVENT DETERMINATION:
                                                                                                                    Yes/No
                                                                                                                    ------
     A) Event of Servicer Termination (Yes/No)                                                                        No
     B) Note Insuer has Made a Payment (Yes/No)                                                                       No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                  No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                               No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                    Yes/No
                                                                                                                    ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be
     made under the terms of such Notes No the Indenture when due; and,                                               No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient
     Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date,
     the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
     Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the
     case may be.                                                                                                     No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                        Event                                                          Yes/No
     ----------      ------------------------------------------------------------------------------------           ------
     6.01(i)         Failue to make payment requried                                                                  No
     6.01(ii)        Failue to submit Monthly Statement                                                               No
     6.01(iii)       Failure to Observe Covenants in Servicing Agreement                                              No
     6.01(iv)        Servicer consents to appointment of custodian, receiver, etc.                                    No
     6.01(v)         Servicer files a volunatry petition for bankruptcy                                               No
     6.01(vi)        Order of judgement in excess of $500,000                                                         No
     6.01(vii)       Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed
                     within 60 days                                                                                   No
     6.01(viii)      Assignment by Servicer to a delegate its rights under Servicing Agreement                        No
     6.01(ix)        Servicer Trigger Event as contained in the Insurance Agreement has occurred.                     No